Equity Offerings and Sale of Series A Preferred Units - Schedule of Equity Offerings (Detail) - USD ($) $ in Thousands		1 Months Ended		12 Months Ended
	Jan. 10, 2017	Nov. 30, 2017	Jan. 31, 2017	Dec. 31, 2017	Dec. 31, 2015
Equity [Abstract]
Gross proceeds received		$ 66,936	$ 56,125	$ 123,061	$ 121,224
Less: Underwriters' discount		660	925	1,585	4,300
Less: Offering expenses		230	300	530	293
Net proceeds received	$ 54,900	$ 66,046	$ 54,900	$ 120,946	$ 116,631